EXHIBIT 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ David J. Aldrich
David J. Aldrich

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ Lorne D. Bain
Lorne D. Bain

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ Lance C. Balk
Lance C. Balk

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, her true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as her own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ Judy L. Brown
Judy L. Brown

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ Bryan C. Cressey
Bryan C. Cressey

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ Glenn Kalnasy
Glenn Kalnasy

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, her true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as her own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ Mary McLeod
Mary McLeod

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ George Minnich
George Minnich

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ John M. Monter
John M. Monter

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2010 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February, 2011.

/s/ Bernard G. Rethore
Bernard G. Rethore